SUPPLEMENT DATED AUGUST 19, 2013
to

PROSPECTUS DATED APRIL 29, 2013
FOR SUN PRIME VARIABLE UNIVERSAL LIFE

PROSPECTUS DATED APRIL 29, 2011
FOR SUN PRIME SURVIVORSHIP VARIABLE UNIVERSAL LIFE

ISSUED BY SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
SUN LIFE (N.Y.) VARIABLE ACCOUNT D

I.
Effective August 2, 2013, Delaware Life Holdings, LLC (“Delaware Life”) became the owner of Sun Life Assurance Company of Canada (U.S.), which is the immediate parent of the Company.  Delaware Life is a limited liability company formed under the laws of Delaware on December 12, 2012.  Delaware Life is ultimately controlled by Todd L. Boehly and Mark R. Walter.

II.
Pursuant to the approval by the Board of Trustees of the MFS Total Return Portfolio (“the Fund”) and its shareholders, the Fund was reorganized into the MFS Total Return Series, effective at close of business on August 16, 2013.

MFS Total Return Portfolio is no longer available for investment and all references to the Fund are hereby deleted from the prospectus.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.